T. Rowe Price Real Assets Fund

Supplement to Summary Prospectus Dated May 1, 2019

On page 6, the disclosure under “Management” is supplemented as follows:

Effective September 1, 2019, T. Rowe Price Japan, Inc. (Price Japan) will be added as an investment subadviser to the fund.

The date of this supplement is August 12, 2019.

F176-041-S 8/12/19